EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT (this “Amendment
Agreement”) is made and entered into as of June 5, 2024 (the “Amendment Effective Date”), by and among FOX FACTORY HOLDING CORP., a Delaware corporation (the “Borrower”), the Grantors identified as “Grantors” party to the Security Agreement (as herein defined) on the signature pages hereto (each a “Grantor” and collectively, the “Grantors”, together with the Borrower, each a “Loan Party” and collectively, the “Loan Parties”), certain of the Lenders (as herein defined) identified on the signature pages hereto as the “Required Lenders” (the “Required Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined in the Security Agreement).
RECITALS
WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement, dated as of April 5, 2022 (as amended pursuant to that certain First Incremental Facility Amendment, dated as of November 14, 2023, and as further amended, restated, supplemented, replaced, increased, refinanced or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries have entered into the Guaranty and Security Agreement, dated as of April 5, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Administrative Agent for the benefit of the Secured Parties;
WHEREAS, MARUCCI SPORTS, LLC, a Delaware limited liability company (“Marucci”) desires to enter into an agreement (the “License Agreement”) for the licensing of certain trademarks and other intellectual property (the “Licensed Property”) owned by MLB Advanced Media, L.P., whereby Marucci would be permitted to utilize the Licensed Property in connection with the manufacture, distribution, promotion, advertisement and sale of certain of Marucci’s products (the “Licensed Products”);
WHEREAS, the Credit Agreement and Security Agreement require Marucci to grant a security interest in the Licensed Products;
WHEREAS, the License Agreement permits the grant of security interests in the Licensed Products only when certain conditions set forth in the License Agreement are met;

WHEREAS, the Borrower and the Grantors have requested that the Required Lenders agree to make certain amendments to the Credit Agreement and the Security Agreement to (i) allow Marucci to enter into the License Agreement and (ii) exclude the Licensed Products from the security interests granted to the Administrative Agent for the benefit of the Secured Parties by Marucci and, to the extent Wheelhouse Holdings Inc., a Delaware corporation (“Wheelhouse”), obtains any rights in the Licensed Products, Wheelhouse, upon the execution and delivery of this Amendment Agreement, subject to the provisions set forth in this Amendment Agreement; and

WHEREAS, the parties now desire to amend the Credit Agreement and the Security Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions, premises and other mutual covenants set forth in this Amendment Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Administrative Agent, the Required Lenders and the Loan Parties hereby agree as follows:
Section 1.     Definitions. Unless otherwise defined herein, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Security Agreement, as applicable.
Section 2.    Amendments to Credit Agreement.
(A)Section 1.01 of the Credit Agreement is hereby amended to add the following definitions thereto in proper alphabetical order:
“Licensed MLB Products” has the meaning specified in the definition of “MLB License Agreement”.
“Marucci” shall mean Marucci Sports, LLC, a Delaware limited liability company.
“MLB License Agreement” means that certain License Agreement, dated on or around June 6, 2024, by and between Marucci, as licensee, and MLB Advanced Media, L.P., as licensor, whereby Marucci is permitted to utilize certain trademarks and other intellectual property owned by MLB Advanced Media, L.P. in connection with the manufacture, distribution, promotion, advertisement and sale of certain of Marucci’s products outlined in Schedule E of the MLB License Agreement (the “Licensed MLB Products”).
(B)Section 8.02 of the Credit Agreement is hereby amended to add the following language after clause (i):
“Notwithstanding anything set forth (i) in this Section 8.02, (ii) elsewhere in the Credit Agreement or (iii) in any other Loan Document to the contrary, the Borrower will not, and will not permit any of its Subsidiaries, including but not limited to Marucci, to create, incur, assume or suffer to exist any Lien on any of the Licensed MLB Products, except for Liens in favor of the Administrative Agent for the benefit of the Secured Parties in the event the Licensed MLB Products cease to be Excluded Property (as defined in the Guaranty and Security

Agreement) through compliance with the conditions set forth in Section 13(S) of the MLB License Agreement.
(C)Clause (iv) of Section 8.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(iv) clause (a) shall not apply to (x) customary provisions in leases, licenses and other contracts entered into in the ordinary course of business and (y) the MLB License Agreement.”

Section 3.    Amendments to Security Agreement.
(A)Section 1.1 of the Security Agreement is hereby amended to restate the definition of “Excluded Property” in its entirety as follows:
“Excluded Property” shall mean (i) (A) any voting Capital Stock in excess of 65% of the issued and outstanding voting Capital Stock of any Foreign Subsidiary and (B) any Capital Stock of any non-wholly owned Subsidiary to the extent that the granting of a security interest in such Capital Stock is prohibited by the applicable joint venture, shareholder, stock purchase or similar agreement relating to such Capital Stock, (ii) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, or license agreement and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained (provided, that, the foregoing exclusions shall in no way be construed to apply to the extent that any described prohibition or restriction is ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the UCC or other applicable law), (iii) margin stock, (iv) any United States intent-to-use Trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use Trademark applications under applicable federal law, and (v) the Licensed MLB Products; provided that “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property); provided further, that the Licensed MLB Products shall automatically cease to be Excluded Property, without further action by any party to this Agreement, upon compliance with the conditions set forth in Section 13(S) of the MLB License Agreement.
(B)Section 6.1 of the Security Agreement is hereby amended to add the following clause (d) after clause (c):

(d) Upon the written request of the Required Lenders or the Administrative Agent acting at the direction of the Required Lenders, and at the sole expense of Marucci and the Borrower, Marucci and the Borrower shall, within thirty (30) days of such notice, take any and all actions necessary under Section 13(S) of the MLB License Agreement to permit the grant of a security interest in the Licensed MLB Products.

(C)Article VII of the Security Agreement is hereby amended to add the following Section 7.8 after Section 7.7:

Section 7.8 Certain Collateral. Notwithstanding anything set forth in any Loan Document to the contrary, the parties hereto agree that:
(a)the grant of rights in the Licensed MLB Products represents a non- assignable security interest and not conveyance of ownership;
(b)the Administrative Agent and the other Secured Parties shall not be entitled to complete works-in-process or raw materials used to create the Licensed MLB Products; and
(c)if the Administrative Agent or the other Secured Parties wish to sell the Licensed MLB Products upon the occurrence and continuance of an Event of Default, then such Secured Party shall first offer MLB Advanced Media, L.P. the opportunity to purchase such Licensed MLB Products at the lesser of the lowest applicable wholesale value therefor (factoring in the age and condition of the Licensed MLB Products) or the lowest “qualified bid”. A “qualified bid” shall be any bona fide, arm’s length bid offered other than by a party (1) who MLB Advanced Media, L.P. would not approve as a purchaser under the MLB License Agreement, or (2) who is related to or affiliated with Marucci (including, without limitation, a Licensee Affiliate (as defined in the MLB License Agreement)). In the event MLB Advanced Media, L.P. does not exercise such option to purchase the inventory, Marucci shall obtain MLB Advanced Media, L.P.’s written approval of such sale upon at least fifteen (15) MLB Advanced Media, L.P. business days’ advance written notice to MLB Advanced Media, L.P.; it being understood that MLB Advanced Media, L.P. may grant or deny approval in its sole discretion. If approval is denied, MLB Advanced Media, L.P. shall be entitled to order the destruction or return of such Licensed MLB Products upon the payment to the Administrative Agent (for the benefit of the Secured Parties) by MLB Advanced Media, L.P. of the actual manufacturer’s cost of such goods factoring in the age and condition of the inventory. If approval is granted, the sale shall be conditioned upon
(1) the payment to MLB Advanced Media, L.P. of all Royalties (as defined in the MLB License Agreement) due to MLB Advanced Media, L.P. on such sales, based on the terms of the MLB License Agreement, within fifteen (15) days from such sale (and any outstanding obligations owed to MLB Advanced Media, L.P., if requested by MLB Advanced Media, L.P.), (2) such Secured Party’s carrying of insurance of the type required of Marucci in Schedule M of the MLB License Agreement prior to consummating such sale, (3) MLB Advanced Media, L.P.’s approval of said Licensed MLB Products pursuant to Section 10 of the MLB

License Agreement, (4) the manner of the sale (including, without limitation, Licensed Territory (as defined in the MLB License Agreement), method of distribution and License Period (as defined in the MLB License Agreement)) complying in all aspects of the MLB License Agreement; and (5) such Secured Party’s agreement to indemnify MLB Advanced Media, L.P. and each of its affiliates referenced in Paragraph 7(C) of the MLB License Agreement from all claims relating to such sale.
Section 4. Amendment Agreement is a “Loan Document”. This Amendment Agreement is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment Agreement.
Section 5. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and the Lenders, that, (a) the representations and warranties made by such Loan Party set forth in the Loan Documents to which it is a party are true and correct in all material respects (except to the extent any such representation and warranty by its terms is qualified by materiality or Material Adverse Effect, in which case such representation and warranty (as so qualified) is true and correct in all respects), in each case on and as of the date hereof (or true and correct in all material respects of a specified date, if earlier) and (b) no Default or Event of Default exists, or would result, from the consummation of the transactions contemplated by this Amendment Agreement on the date hereof.
Section 6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment Agreement, (b) affirms all of its obligations under the Loan Documents to which it is a party and (c) agrees that this Amendment Agreement does not operate to reduce or discharge its obligations under the Loan Documents to which it is a party.
Section 7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted by such Loan Party in or pursuant to the Loan Documents to which it is a party are valid and subsisting and (b) agrees that this Amendment Agreement does not in any manner impair or otherwise adversely affect any of the Liens granted by such Loan Party in or pursuant to the Loan Documents to which it is a party.
Section 8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
Section 9. Counterparts; Delivery. This Amendment Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment Agreement by telecopy or in any other electronic format (such as .pdf format) shall be effective as delivery of a manually executed original counterpart of this Amendment Agreement. Subject to Section 11.18 of the Credit Agreement, execution of this Amendment Agreement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be.
Section 10. Governing Law. This Amendment Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be duly executed and delivered as of the date first above written.

ADMINISTRATIVE AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Corey Coward
Name: Corey Coward
Title: Senior Vice President

REQUIRED LENDERS:
BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Ryan Maples
Name: Ryan Maples
Title: Sr. Vice President

REQUIRED LENDERS:
CAPITOL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Timothy Miller
Name: Timothy Miller
Title: Duly Authorized Signatory

REQUIRED LENDERS:
CITIZENS BANK,
as a Lender

By: /s/ Karmyn Paul
Name: Karmyn Paul
Title: Senior Vice President

Signature Page to Second Amendment to Credit Agreement and First Amendment to Guaranty and Security Agreement

REQUIRED LENDERS:
HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Ketak Sampat
Name: Ketak Sampat
Title: Senior Vice President

REQUIRED LENDERS:
PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Larry D. Jackson
Name: Larry D. Jackson
Title: Senior Vice President

REQUIRED LENDERS:
REGIONS BANK,
as a Lender

By: /s/ Ryan Franco
Name: Ryan Franco
Title: Managing Director

REQUIRED LENDERS:
TD BANK, NA,
as a Lender

By: /s/ Nate Barrett
Name: Nate Barrett
Title: Atlanta Head of Middle Market

Signature Page to Second Amendment to Credit Agreement and First Amendment to Guaranty and Security Agreement

REQUIRED LENDERS:
TRUIST BANK,
as a Lender

By: /s/ Lisa Garling
Name: Lisa Garling
Title: Director

REQUIRED LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Corey Coward
Name: Corey Coward
Title: Senior Vice President

BORROWER:
FOX FACTORY HOLDING CORP.,
a Delaware corporation

By: /s/ Dennis C. Schemm
Name: Dennis C. Schemm
Title: Chief Financial Officer

GRANTOR:
FOX FACTORY HOLDING CORP.,
a Delaware corporation

By: /s/ Dennis C. Schemm
Name: Dennis C. Schemm
Title: Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement and First Amendment to Guaranty and Security Agreement

FOX FACTORY INC.,
a California corporation

By: /s/ Dennis C. Schemm
Name: Dennis C. Schemm
Title: Chief Financial Officer
ST USA HOLDING CORP.,
a Delaware corporation

By: /s/ Dennis C. Schemm
Name: Dennis C. Schemm
Title: Chief Financial Officer
FF US ACQUISITION CORP.,
a Delaware corporation

By: /s/ Dennis C. Schemm
Name: Dennis C. Schemm
Title: Chief Financial Officer
SCA PERFORMANCE HOLDINGS INC.,
a Delaware corporation

By: /s/ Dennis C. Schemm
Name: Dennis C. Schemm
Title: Chief Financial Officer
SCA PERFORMANCE, INC.,
a Delaware corporation

By: /s/ Dennis C. Schemm
Name: Dennis C. Schemm
Title: Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement and First Amendment to Guaranty and Security Agreement

ROCKY RIDGE TRUCKS, INC.,
a Delaware corporation

By: /s/ Dennis C. Schemm
Name: Dennis C. Schemm
Title: Chief Financial Officer
CWH BLOCKER CORP.,
a Delaware corporation

By: /s/ Dennis C. Schemm
Name: Dennis C. Schemm
Title: Chief Financial Officer
CWH HOLDCO LLC,
a Delaware limited liability company

By: /s/ Dennis C. Schemm
Name: Dennis C. Schemm
Title: Chief Financial Officer
CUSTOM WHEEL HOUSE, LLC,
a Delaware limited liability company

By: /s/ Dennis C. Schemm
Name: Dennis C. Schemm
Title: Chief Financial Officer
WHEELHOUSE HOLDINGS INC.,
a Delaware corporation

By: /s/ Dennis C. Schemm
Name: Dennis C. Schemm
Title: Chief Financial Officer
MARUCCI SPORTS, LLC,
a Delaware limited liability company

By: /s/ Brendan E. Enick
Name: Brendan E. Enick
Title: Treasurer

Signature Page to Second Amendment to Credit Agreement and First Amendment to Guaranty and Security Agreement